Income Tax	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Tax

10.        Income Tax

The components of income tax expense (benefit) attributable to continuing operations are as follows:

Years ended December 31,
	2015	2014

Current expense:
Federal	$—	$—
State	—	—

Deferred expense (benefit):
Federal	$—	$—
State	—	—

Total	$—	$—

The differences between the Company’s consolidated income tax expense attributable to continuing operations and the expense computed at the 34% United States statutory income tax rate were as follows (in thousands):

	Years ended December 31,
	2015	2014

Federal income tax expense at statutory rate	$(7,182)	$(4,200)
Increase (reduction) in income tax resulting from:
State and local income taxes, net of federal benefit	(420)	(300)
Foreign rate differential	64	—
Non-deductible expenses	—	300
Prior-period true-up	(489)	(200)
Research & development credit	(171)	(500)
Stock based compensation	194	100
Increase in valuation allowance	8,004	4,800
	$—	$—

The tax effects of temporary differences and operating loss carryforwards  that give rise to significant portions of the deferred  tax assets and deferred tax liabilities are presented below (in thousands):

	December 31,
	2015	2014

Deferred tax assets:
Net operating loss carryforward	$15,758	$8,142
Research & development credit	982	961
Stock-based compensation	791	467
Other	101	34
Deferred tax assets	17,632	9,604

Deferred tax liabilities:
Property, plant and equipment, primarily due to differences in depreciation	(40)	(16)
Deferred tax liabilities:	(40)	(16)

Valuation allowance	(17,592)	(9,588)
Net deferred income taxes	$—	$—

At December 31, 2015 and December 31, 2014, the Company evaluated all significant available positive and negative evidence, including the existence of losses in recent years and management’s forecast of future taxable income, and, as a result, determined it was more likely than not that federal and state deferred tax assets, including benefits related to net operating loss carryforwards, would not be realized.  The valuation allowance was increased from $9.6 million at December 31, 2014 to $17.6 million at December 31, 2015.  The increase in valuation allowance was due primarily to the increase in net operating loss carryforwards.

At December 31, 2015, the Company has federal net operating loss carryforwards of approximately $42.1 million, which are available to offset future taxable income.  The federal net operating loss carryforwards begin to expire in 2029.  The Company has various state net operating loss carryforwards totaling approximately $39.2 million, which are available to offset future state taxable income.  State net operating losses begin to expire in 2029.  The Company has various foreign net operating loss carryforwards of approximately $1.4 million.  The foreign net operating loss carryforwards are carried forward indefinitely.  Because the Company has incurred cumulative net operating losses since inception, all tax years remain open to examination by U.S. federal, state, and foreign income tax authorities.

In accordance with FASB ASC 740, Accounting for Income Taxes, the Company reflects in the consolidated financial statements the benefit of positions taken in a previously filed tax return or expected to be taken in a future tax return only when it is considered ‘more-likely-than-not’ that the position taken will be sustained by a taxing authority. As of December 31, 2015 and 2014, the Company had no unrecognized income tax benefits and correspondingly there is no impact on the Company’s effective income tax rate associated with these items. The Company’s policy for recording interest and penalties relating to uncertain income tax positions is to record them as a component of income tax expense in the accompanying statements of operations. As of December 31, 2015 and 2014, the Company had no such accruals.

The Company files income tax returns in the United States and various state and foreign jurisdictions. The Company is subject to examination by taxing authorities for the tax years ended December 31, 2008 through 2014.